UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   Form 8-K/A
                                 Amendment No. 2
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:   (Date of earliest event reported):  April 17, 2003


                      Life Sciences Research, Inc. ("LSR")
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             (Exact name of registrant as specified in its charter)



                                    Maryland
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                 (State or other jurisdiction of incorporation)


      0-33505                                       52-2340150
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(Commission File Number)                (I.R.S. Employer Identification Number)


Mettlers Road, East Millstone, NJ                     08875
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(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:  (732) 649-9961
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(Former name or former address, if changed since last report)

This Amendment No. 2 to Form 8-K/A amends and supplements Amendment No. 1 to Form 8-K/A filed on April 14, 2003 ("Amendment No. 1") as follows:


     Item 4.   Change in Registrant's Certifying Accountant

     (a) Previous Auditors

     (2) Deloitte & Touche LLP ("D&T") has furnished LSR with a letter addressed to the Securities and Exchange Commission stating that it agrees with the statements contained in Item 4(a) of Amendment No. 1. Such letter is attached as
Exhibit 16 hereto.

     Item 7.   Financial Statements and Exhibits

     (c)   Exhibits.
           --------
           16  Letter from D&T, dated April 17, 2003.

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act 1934, Life Sciences Research, Inc. has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 17, 2003              LIFE SCIENCES RESEARCH, INC.


                                    By:    /s/  Richard Michaelson
                                           ---------------------------------
                                    Name:   Richard Michaelson
                                    Title:  CFO and Secretary